SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: October 3, 2005
                        (Date of earliest event reported)

                             NESCO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)




Nevada                            000-28307              13-3709558
------                            ---------              ----------
(State or other                   (Commission           (IRS Employer
jurisdiction of Incorporation)    File Number)        Identification No.)


305 Madison Avenue, New York, NY                              10165
---------------------------------                             -----
(Address of principal executive office)                     (Zip code)

Registrant's telephone number including area code         (212) 808-0607



                _________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01 Entry into a Material Definitive Agreement

     On October 3, 2005, our subsidiary Hydrogel Design Systems, Inc. ("HDS") entered into an agreement with a subsidiary of HH Brown Shoe Company, H.H. Brown Shoe Technologies Inc. d/b/a Dicon Technologies ("Dicon"). The agreement grants HDS the exclusive rights to manufacture Dicon's patented hydrophilic urethane foam products, polyurethane gels and moisture managed foam footwear inserts and to distribute, along with Dicon, these products in North America. HDS will purchase certain equipment from Dicon in order to meet the manufacturing needs under the contract. Products to be manufactured under this agreement will be sold for use in cosmetic, medical, and household markets including the foot-care market under the brand name DRYZ(R).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                              Nesco Industries, Inc.



                              By: /s/  Matthew L. Harriton
                                 -------------------------
                              Matthew L. Harriton
                              Chief Executive Officer

Date: October 7, 2005